                                                                    EXHIBIT 10.1

                                INTELLICORP, INC.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

        THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT ("Purchase Agreement") is made and entered into this 8th day of March, 2001 by and between INTELLICORP, INC., a Delaware corporation (the "Company"), and the Purchasers listed in
Schedule 1.1 attached hereto (the "Purchasers" and individually, a "Purchaser").

                                R E C I T A L S:

        A. The Board of Directors of the Company has adopted the Certificate Designation, Preferences and Rights of the Series C Preferred Stock (the "Certificate of Designation") in the form attached hereto as Exhibit 1 which establishes the rights, preferences and privileges of the Company's $0.001 par value Series C Preferred Stock (the "Series C Preferred Stock").

        B. The Company desires to issue and the Purchasers desire to acquire up to 4,880 shares of Series C Preferred Stock and warrants to purchase 1,084,445 shares of Common Stock (the "Warrants") subject to the terms and conditions set forth in this Purchase Agreement.

                               A G R E E M E N T:

        NOW, THEREFORE, IT IS AGREED as follows:

        1.     Issue of Preferred Stock and Warrants.

               1.1 Subject to the terms and conditions hereof, the Company has authorized the issue of:

               (a) Up to 4,880 shares of Series C Preferred Stock of the Company for delivery to the Purchasers in the amounts set forth in Schedule 1.1 attached hereto against payment to the Company by each Purchaser of the amount set forth in Schedule 1.1 by wire transfer in same day or next day funds.

               (b) Up to 4,337,777 shares of Common Stock (which number may be adjusted as provided in the Certificate of Designation) upon conversion of the Shares in accordance with the terms of the Certificate of Designation, shares of Common Stock which may be issued as dividends on the Shares through February 1, 2002 (the "Dividend Shares") and 1,084,445 shares of Common Stock issuable upon exercise of the Warrants as described below.

               1.2 Subject to the terms and conditions of this Purchase Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall purchase from the Company a total of 4,880 shares of Series C Preferred Stock (the "Shares") and warrants to acquire 1,084,445 shares of Common Stock, for an aggregate purchase price of $4,880,000. The Shares shall be convertible into shares of the Company's Common Stock (the "Conversion Shares") as provided in the Certificate of Designation. Each Purchaser shall receive that number of Warrants equal to 25% of the number of shares of Common Stock being purchased by such Purchaser, on an as converted basis, under this Purchase Agreement. The exercise price of each Warrant shall be $2.00 per share. The number of Shares and Warrants to be purchased by each Purchaser is set forth opposite the name of each Purchaser on Schedule 1.1. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares", and the Shares, the Conversion Shares, the Warrants, the Dividend Shares and the Warrant Shares are referred to collectively as the Securities.

               1.3 The closing of the purchase and sale of Shares and the Warrants shall take place at the offices of Heller Ehrman White and McAuliffe, 275 Middlefield Road, Menlo Park, California, at 10:00 a.m., on March 8, 2001, or on such other date and at such other time as the parties shall mutually agree (the "Closing Date").

               1.4 If the number of shares Common Stock issuable on conversion of the Shares is increased by virtue of the provisions of Section 7.4.8 of the Certificate of Designation (the "Increased Shares"), the Company shall promptly issue to each Purchaser an additional Warrant to purchase 25% of the number of the Increased Shares applicable to the Shares held by such Purchaser. If Shares are redeemed pursuant to the Certificate of Designation, there will not be any adjustments to the number of Warrants issued to the Purchasers.

        2. Representations and Warranties of the Company. The Company represents and warrants that:

               2.1 It is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and duly qualified to do business and in good standing as a foreign corporation in the State of California, with full power and authority, corporate and otherwise, to enter into and perform this Agreement, and to make, execute and deliver the various instruments and documents provided for herein.

               2.2 The execution, delivery and performance by the Company of this Purchase Agreement, and the making, execution and delivery by the Company of the instruments contemplated hereby, have been duly authorized by all necessary corporate action and will not violate any provision of law, court order or decree, or of its Certificate of Incorporation or Bylaws, or result in the breach of or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument, to which it is a party, or by which it or its property may be bound or affected. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms.

               2.3 The Shares, the Dividend Shares, the Conversion Shares and the Warrant Shares have been duly authorized and at all times prior to the conversion of the Shares or the exercise of the Warrants will have been duly reserved for issuance and, when issued, will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens, encumbrances and restrictions other than any liens or encumbrances created by or imposed on the holder thereof through no action of the Company. Assuming the truth and accuracy of the representations made by the Purchasers, the offer, sale and issuance of the Securities are exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

               2.4 The authorized capital of the Company is 50,000,000 shares of Common Stock, $.001 par value per share and 2,000,000 shares of preferred stock, $.001 par value, of which 21,701,000 shares of Common Stock, 411,290 shares of Series A Preferred Stock and 5,000 shares of Series B Preferred Stock are issued and outstanding, respectively. There are no shares of preferred stock reserved for issuance, except as set forth herein. There are no shares of Common Stock reserved for issuance on exercise of options and warrants or conversion of convertible securities, except as set forth on Schedule 2.4 hereto.

               2.5 There are no law suits or proceedings pending, or, to the Company's knowledge, threatened against or affecting the Company and there are no proceedings before any governmental commission, bureau or other administrative agency pending, or, to the Company's knowledge, threatened against the Company.

               2.6 Any and all licenses and approvals required by the Company for the conduct of its business have been obtained from the federal, state or local authorities concerned, all of which are in good standing, except where the failure to receive such licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the financial condition, operations, business, assets or properties of the Company.

               2.7 The minute books of the Company have been properly kept and reflect all transactions entered into by the Company which require submission to or action by the stockholders or directors of the Company.

               2.8 No governmental permit, consent, approval or authorization (other than as required by any applicable state securities law) is required in connection with (i) the execution and delivery of this Purchase Agreement by the Company or (ii) the offer, sale, issuance and delivery of the Securities contemplated hereby by the Company;

provided that, all representations made to the Company by the Purchasers in this Purchase Agreement are assumed for purposes of this representation and warranty to be accurate and complete.

               2.9 Included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 are the consolidated balance sheets of the Company at June 30, 2000 and June 30, 1999, and the consolidated statements of operations, cash flows and stockholders equity for the year ended June 30, 2000 with the report thereon of Ernst & Young LLP, independent auditors.

               2.10 None of the Company's reports and filings with the Securities and Exchange Commission ("SEC") when filed contained a misstatement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in the light of the circumstances in which they were made or omitted, not misleading.

               2.11 The Company's Common Stock is traded on Nasdaq SmallCap Market, and within 20 days of this Agreement the Conversion Shares, Warrant Shares and the Dividend Shares shall be listed for trading with Nasdaq.

               2.12 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

               2.13 The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Securities, or delay the effectiveness of such registration statement.

               2.14 Changes. Except as otherwise disclosed herein or the reports listed in paragraph 2.10 hereof, between December 31, 2000 and the date of this Agreement there has not been:

               (a) any change in the assets, liabilities, financial condition, prospects or operations of the Company from that reflected in the Quarterly Report, except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse;

               (b) any material change in the contingent obligations of the Company, whether by way of guaranty, endorsement, indemnity, warranty or otherwise;

               (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

               (d) except for the dividend payment on outstanding preferred stock of the Company, any declaration or payment of any dividend or other distribution of the assets of the Company;

               (e) any labor organization activity; or

               (f) to the best of the Company's knowledge, any other event or condition of any character which has materially and adversely affected the Company's assets, liabilities, financial condition, prospects or operations.

               2.15 Intellectual Property. To the Company's knowledge, the Company has not violated and is not currently in violation of any copyright, trademark or other intellectual property rights of any third persons, except to the extent that such violation does not materially and adversely affect the Company or its operations.

               2.16 Investment Company. The Company represents and warrants that it is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company agrees that it shall not become an "investment company" or a company "controlled" by an "investment company", within the meaning of the 1940 Act. In the event that the Company breaches the foregoing, the Company shall forthwith notify the Purchasers and shall take immediate corrective action to remedy such breach.

        3. Representations of Purchaser. This Purchase Agreement is made with each Purchaser by the Company in reliance upon such Purchaser's representations to the Company, which by such Purchaser's acceptance hereof, such Purchaser confirms, that (a) Purchaser is acquiring the Shares for its own account and not for the beneficial interest of any other person, and not with a view to the distribution thereof, and that Purchaser will not distribute, sell or otherwise dispose of the Shares, or the Warrants, or any of the shares of Common Stock of the Company issuable upon conversion of the Shares or the Warrants, except as permitted under the Securities Act of 1933, as amended (the "Act"), the General Rules and Regulations thereunder, and all applicable State "Blue Sky" laws; (b) Purchaser's financial circumstances are such as to permit Purchaser to make this investment without having a present intention or need to liquidate its investment; (c) Purchaser severally confirms further that it has been advised that none of the Shares, the Warrants, or the Common Stock issuable upon the conversion thereof have been registered under the Act, and that, accordingly, such Shares, shares of Common Stock and the Warrants will be what is commonly known as "restricted securities," and are not freely transferrable by Purchaser except pursuant to an exemption from registration under the Act, such as Rule 144, the substance of which has been explained to Purchaser or upon registration of the Common Stock under the Act; (d) Purchaser is an "accredited investor" as that term is defined in SEC Regulation D, (e) Purchaser is knowledgeable about the software industry and the Company's products and has had the opportunity to discuss with Company management the Company and its products, prospects, results of operation and financial condition and to have access to any and all information regarding the Company that Purchaser deems necessary to its decision to purchase the Shares, and (f) that the following legends shall be placed on the Certificates evidencing the Shares (and, on the Warrants, Conversion Shares and the Warrant Shares):

           "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO SECTION 4(2) OF SAID ACT AND NOT WITH A VIEW TO OR IN CONNECTION WITH THE DISTRIBUTION THEREOF. NEITHER THESE SECURITIES NOR THE SECURITIES ISSUED UPON CONVERSION HEREOF MAY BE OFFERED FOR SALE OR SOLD OR OTHERWISE DISPOSED OF EXCEPT UPON COMPLIANCE WITH SAID ACT."

        4.     Registration.

               4.1 Within 20 days following the execution of this Agreement the Company shall prepare and file with the Commission a registration statement on Form S-

3 sufficient to permit the public offering and sale by the Purchasers of the Conversion Shares and the Warrant Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors and counsel to cause such registration statement to become effective within 90 days following the execution of this Agreement (or 120 days following the execution of this Agreement in the event of a written review of such registration statement by the Commission). Any registration statement which becomes effective pursuant to the provisions of this paragraph, shall be kept effective by the Company for so long as any Purchaser owns any of the Shares or Warrants, or any Conversion Shares or Warrant Shares.

               (a) Terms of Registrations. The foregoing rights and duties shall be subject to the following terms and conditions:

                      (i) The Company shall bear all of the costs of any registration statement, including all "blue sky" fees and expenses.

                      (ii) The Company will use its best efforts to cause such registration statement to become effective under the Act.

                      (iii) Other than for 1,850,00 shares of Common Stock which shall be registered with the Securities, the Company shall not register or file a registration statement registering any shares of its securities (other than as provided herein or in connection with employee stock option plans) until the registration statement covering the Conversion Shares, and Warrant Shares has been declared effective and remains effective for a period of at least 60 consecutive trading days.

               (b) Warrants. If the registration is not declared effective with such 90 day (or 120 day if the registration is reviewed in writing by the Commission) period, as described above, additional Warrants shall be issued at the rate of 15% of the number of Warrants issued to the Purchaser for each month (or partial month) thereafter that the registration statement is not declared effective. If after the registration is declared effective the holders are not able to sell the Common Stock pursuant to the registration statement, the Company shall grant additional Warrants to holders of the Shares at the rate of 15% of the number of Warrants initially granted for each month (or partial month) thereafter that the holder is not able to sell under the registration statement, provided however, the Company shall be able to declare a black-out period of no more than 10 days per calendar year without having to issue additional Warrants; provided however, in no event shall the Company declare or allow to exist a blackout period in excess of 60 days.

        4.2 In connection with any registration pursuant to Section 5.1, the Company will (i) use its best efforts to permit a lawful distribution by Purchasers in the manner specified by Purchasers; (ii) use its best efforts to qualify or otherwise "blue sky" the proposed offering by Purchasers in such states as the Purchasers shall reasonably request; provided, however, that nothing herein contained shall require the Company to qualify as a foreign corporation in a jurisdiction in which it is not presently qualified or to become licensed as a securities broker or dealer in any jurisdiction; (iii) provide Purchasers with a reasonable number of registration statements and prospectuses (including amendments and revisions) requested by Purchasers; and (iv) use its best efforts to have such prospectuses meet the requirements of Section 10(a) of the Securities Act of 1933, as amended.

               4.3 The Company's obligations under this Section 4 are conditioned upon its being furnished by each Purchaser with descriptions of such Purchaser's Common Stock to be covered in the requested registration statement, the proposed method of distribution, and such other relevant information as may be required.

               4.4 In connection with any registration statement pursuant to this Section 4, Purchasers shall indemnify and hold harmless the Company and each person (if any) who controls the Company within the meaning of Section 15 of the Act from and against all losses, claims, damages and liabilities to which the Company or any of them may be subject, actually or allegedly caused by any untrue statement of a material fact contained in any such registration statement or related prospectus or actually caused by an omission to state therein a material fact actually required to be stated therein or necessary to make the statements therein not misleading, which statement or omission shall have been made in reliance upon and in conformity with written information furnished to the Company by Purchasers or the Purchaser's agent specifically for use in connection with such registration statement; provided however, that the Purchasers' liability under this Purchase Agreement shall be limited to the net proceeds received from the sale of the Shares. Reciprocally, the Company hereby agrees to indemnify and hold harmless Purchasers, any broker or other person who may be deemed an underwriter for a Purchaser and each person (if any) who controls a Purchaser or Purchaser's underwriter within the meaning of Section 14 of the Act, from and against all losses, claims, damages and liabilities to which such parties or any of them may be subject, actually or allegedly caused by any untrue or allegedly untrue statement of a material fact contained in any such registration statement or related prospectus or actually or allegedly caused by any omission to state therein a material fact actually or allegedly required to be stated therein or necessary to make the statements therein not misleading, except insofar as such statement or omission shall have been made in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Purchaser specifically for use in connection with such registration statement.

                      (a) Subject to subsection (b) below, the foregoing indemnity shall include reimbursements for any reasonable legal or other expenses incurred by the indemnified party or any director, officer or controlling person, as defined above, in connection with investigating or defending any such loss.

                      (b) Promptly after receipt by an indemnified party under this Section 4.4 of notice of commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability to any indemnified party except to the extent that the failure to so notify such party adversely affected the indemnifying party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the latter will be entitled to participate therein, and to the extent desired, jointly, with any other indemnifying party similarly notified, assume the defense and control the settlement thereof, with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party as to its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable cost of investigation.

                      (c) The Company and Purchasers each have the right to make a reasonable investigation of the information contained in any registration statement covered by this Section 4 to confirm its accuracy, subject, however, to the obligation of the party making such investigation to keep in confidence any information derived until such time as the information is filed with the SEC.

               4.5 To the extent transfers of any of the Securities are permitted pursuant to Section 3(a) hereof, Purchaser may transfer, assign or otherwise transfer of its rights under this Section 4, as a whole or in part, but no such action by Purchaser shall increase or otherwise affect the nature or extent of the Company's obligations provided in this Section.

               4.6 If any holder of Series C Preferred is granted Board of Directors observer rights and exercises such rights, such holder shall comply with the Company's policy regarding trading window periods.

               4.7 With a view to making available to Purchasers the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit Purchasers to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times from and after the date of this Agreement so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to each Purchaser, so long as such Purchaser owns any Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing such Purchaser of any rule or regulation of the SEC which permits the selling of any the Conversion Shares, Dividend Shares and Warrant Shares without registration or pursuant to such form.

               4.8 Further Obligations of the Company. In connection with the registration obligations of the Company pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

               (a) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Conversion Shares, Dividend Shares and Warrant Shares owned by them; and

               (b) provide a transfer agent and registrar for all Conversion Shares, Dividend Shares and Warrant Shares registered pursuant hereunder and a CUSIP number for all such shares, in each case not later than the effective date of such registration.

        5.     Board Representation.

        In accordance with the Certificate of Determination, the Purchasers, voting as a single class, shall be entitled to elect one member of the Board of Directors of the Corporation. Following the election of such nominee as a director, such person shall receive no more or less compensation than is paid to other non-officer directors of the Company for attendance at meetings of the Board of Directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging and transportation. The Company agrees to indemnify and hold such director harmless, to the maximum extent permitted by the Corporation's Restated Certificate of Incorporation or state law, against any and all claims, actions, awards and judgments arising out of his service as a director and, in the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, to include such director as an insured under such policy. The rights and benefits of such indemnification and the benefits of such insurance shall, to the extent possible, extend to the Purchaser insofar as it may be or may be alleged to be responsible for such director.

        6. Covenants of the Company. The Company agrees that, while any Shares or Warrants issued hereunder remain outstanding in the name of the Purchaser, it will do the following:

               6.1 The Company will not sell, lease or convey all or substantially all of its assets or shares of capital stock without the written consent of Purchaser.

               6.2 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, shall, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior or future offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

               6.3 So long as the Purchasers beneficially own any Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company's obligation in this Section 6.3 will terminate in the event of a merger or consolidation, wherein the Company is not the surviving or successor entity.

        7. Expenses. Upon the Closing, the Company shall pay the Purchasers the reasonable fees and expenses, including reasonable attorney fees for PaloAlto Investors, in the amount not to exceed $20,000.

        8. Notices. Any notice or demand required or desired to be given to or served upon the Company or Purchaser in connection herewith shall be in writing and deemed to have been sufficiently given or served for all purposes when delivered in person or when deposited in the United States mails, certified or registered, postage prepaid, if to the Company, addressed or delivered as follows:

               If to the Company:
                      IntelliCorp, Inc.
                      1975 El Camino Real West
                      Mountain View, CA 94040-2216
                      Attention: President

               If to Purchaser: at the address set forth on Schedule 1.1 attached hereto, or, if any other address shall at any time be designated by the Company or by Purchaser in writing in conformance with the provisions hereof, to such other address.

        9. Legal Opinion. The Purchaser shall have received an opinion of counsel to the Company, dated as of the Closing Date, in substantially the form of Exhibit 9 attached hereto.

        10. Parties in Interest. All the terms and provisions of this Purchase Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        11. Governing Law. This Purchase Agreement shall be construed in accordance with and governed by the laws of the State of California.

        12. Section and other Headings. Section and other headings herein are for reference purposes only, and shall not be used in any way to govern, limit, modify, construe or otherwise affect this Agreement.

        13. Counterparts. This Purchase Agreement may be executed with Purchasers in one or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed but one and the same instrument.

        14. Amendment. This Purchase Agreement may be amended by written agreement of the Company and the holders of the 75% of the then outstanding Shares with respect to the matters referred to herein. Any such amendment, waiver or consent shall be binding upon the parties hereto.

        15. Expense of Enforcement. If any action, proceeding or litigation is commenced to enforce any provision of this Purchase Agreement, then the prevailing party shall be entitled to be reimbursed by the unsuccessful party for all costs incurred in connection with such action, proceeding or litigation, including a reasonable allowance for attorneys' fees and costs, which amount shall be added to and become part of the final decision in such matter.

        IN WITNESS WHEREOF, this Agreement has been executed and delivered on the date first above written by the duly authorized representative of the Company.



COMPANY:                            INTELLICORP, INC.

                                    By:
                                       -----------------------------------------
                                                   Kenneth H. Haas
                                                   Chief Executive Officer

                                    Address:       1975 El Camino Real West
                                                   Mountain View, CA  94040-2216

PURCHASERS:                  BANNER PARTNERS MINARET




                                 By:
                                    --------------------------------------------
                                    Will Edwards, Registered Investment Advisor


                                WILLIAM H. DRAPER, III REVOCABLE TRUST




                                By:
                                    --------------------------------------------
                                    Will Edwards, Registered Investment Advisor


                                FRED M. GIBBONS




                                By:
                                    --------------------------------------------
                                    Will Edwards, Registered Investment Advisor



                                MICRO CAP PARTNERS, L.P.
                                By: Palo Alto Investors LLC, General Partner
                                        By: Palo Alto Investors, Inc., Manager




                                By:
                                    --------------------------------------------
                                    Will Edwards, President

                                MICRO-MOUSSE PARTNERS, L.P.
                                By: Palo Alto Investors LLC, General Partner
                                        By: Palo Alto Investors, Inc., Manager




                                By:
                                    --------------------------------------------
                                      Will Edwards, President



                                UBTI FREE, L.P.
                                By: Palo Alto Investors LLC, General Partner
                                        By: Palo Alto Investors, Inc., Manager




                                By:
                                    --------------------------------------------
                                      Will Edwards, President



                                PALO ALTO CROSSOVER FUND, L.P.
                                By: Palo Alto Investors LLC, General Partner
                                        By: Palo Alto Investors, Inc., Manager




                                By:
                                    --------------------------------------------
                                      Will Edwards, President



                                ASHFORD CAPITAL MANAGEMENT, INC.
                                with discretion f/b/o
                                Ashford Capital Partners, L.P.


                                By:
                                    --------------------------------------------
                                Theodore H. Ashford for
                                Ashcap Corp.
                                General Partner

                                    ASHFORD CAPITAL MANAGEMENT, INC.
                                    with discretion f/b/o
                                    Anvil Investment Associates, L.P.


                                    By:
                                       ----------------------------------------
                                    Theodore H. Ashford for
                                    Anvil Management Co., LLC
                                    General Partner

                                    EXHIBIT 1

                           CERTIFICATE OF DESIGNATION

                                  SCHEDULE 1.1

                             SCHEDULE OF PURCHASERS


---------------------------------------------------------------------------------------------
NAME                                             NUMBER OF       NUMBER OF
                                                    SHARES     WARRANT SHARES   PURCHASE PRICE
---------------------------------------------------------------------------------------------
Banner Partners Minaret                                675         150,000          $675,000
---------------------------------------------------------------------------------------------
William H. Draper, III Revocable Trust                  34           7,556           $34,000
---------------------------------------------------------------------------------------------
Fred M. Gibbons                                         45          10,000           $45,000
---------------------------------------------------------------------------------------------
Micro Cap Partners, L.P.                             1,426         316,889        $1,426,000
---------------------------------------------------------------------------------------------
Micro-Mousse Partners, L.P.                            174          38,667          $174,000
---------------------------------------------------------------------------------------------
UBTI Free, L.P.                                        146          32,444          $146,000
---------------------------------------------------------------------------------------------
Palo Alto Crossover Fund, L.P.                         500         111,111          $500,000
---------------------------------------------------------------------------------------------
Anvil Investment Associates, L.P.                      880         195,556          $880,000
---------------------------------------------------------------------------------------------
Ashford Capital Partners, L.P.                       1,000         222,222        $1,000,000
---------------------------------------------------------------------------------------------
TOTAL                                                4,880       1,084,445     $4,880,000.00
---------------------------------------------------------------------------------------------

                                  SCHEDULE 2.4

Common Stock                      21,701,000
Series A Preferred(1)                411,290
Series B Preferred(2)                  5,000
Employee Options(3)                4,039,338
Warrants                           1,409,418

        (1) Convertible into 860,265 shares of Common Stock.

        (2) Convertible into 2,710,027 shares of Common Stock.

        (3) 5,283,805 shares are available for issuance under existing employee stock option plan.